NUMBER SHARES

                           BULL & BEAR DOLLAR RESERVES

                    INCORPORATED UNDER THE LAWS OF MARYLAND

THIS CERTIFIES THAT ACCOUNT NUMBER
CUSIP NUMBER
120173 20 8

                                is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK, PAR VALUE $0.01 PER SHARE, OF BULL & BEAR DOLLAR RESERVES SERIES OF SHARES OF BULL & BEAR FUNDS II, INC.

     Herein called the "Corporation", transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each series and class authorized to be issued. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:
CO-PRESIDENT     TREASURER

COUNTERSIGNED:

DST SYSTEMS, INC.

(KANSAS CITY, MISSOURI)     TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,




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

WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE(S) MUST BY DULY GUARANTEED BY A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION, FEDERAL SAVINGS BANK, MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE FINANCIAL INSTITUTION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of survivorship under Uniform Gifts to Minors Act and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, do hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated,

Owner

Signature of Co-Owner, if any

IMPORTANT BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE

Signature(s) guaranteed by:


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                                 NUMBER SHARES

                         BULL & BEAR GLOBAL INCOME FUND

                    INCORPORATED UNDER THE LAWS OF MARYLAND

THIS CERTIFIES THAT ACCOUNT NUMBER
CUSIP NUMBER
120173 30 7

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK, PAR VALUE $0.01 PER SHARE, OF BULL & BEAR GLOBAL INCOME SERIES OF SHARES OF BULL & BEAR FUNDS II, INC.

     Herein called the "Corporation", transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each series and class authorized to be issued. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:
CO-PRESIDENT     TREASURER

COUNTERSIGNED:

DST SYSTEMS, INC.

(KANSAS CITY, MISSOURI)     TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE(S) MUST BY DULY
GUARANTEED BY A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION, FEDERAL SAVINGS BANK, MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE FINANCIAL INSTITUTION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of survivorship under Uniform Gifts to Minors Act and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, do hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated,

Owner

Signature of Co-Owner, if any

IMPORTANT BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE

Signature(s) guaranteed by:

                                  NUMBER SHARES

                     BULL & BEAR U.S. GOVERNMENT SECURITIES

                     INCORPORATED UNDER THE LAWS OF MARYLAND

THIS CERTIFIES THAT ACCOUNT NUMBER
CUSIP NUMBER
120173 40 6

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK, PAR VALUE $0.01 PER SHARE, OF BULL & BEAR U.S. GOVERNMENT SECURITIES SERIES OF SHARES OF BULL & BEAR FUNDS II, INC.

Herein called the "Corporation", transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each series and class authorized to be issued. This certificate is not valid unless countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:
CO-PRESIDENT     TREASURER

COUNTERSIGNED:

DST SYSTEMS, INC.

(KANSAS CITY, MISSOURI)     TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SIGNATURE(S) MUST BY DULY
GUARANTEED BY A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION, FEDERAL SAVINGS BANK, MEMBER FIRM OF A NATIONAL SECURITIES EXCHANGE OR OTHER ELIGIBLE FINANCIAL INSTITUTION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of survivorship under Uniform Gifts to Minors Act and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received, do hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated,

Owner

Signature of Co-Owner, if any

IMPORTANT BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE

Signature(s) guaranteed by:

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